UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 13, 2009

Commission File No. 000-50845

McCormick & Schmick’s Seafood Restaurants, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50845	20-1193199
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

720 SW Washington Street

Suite 550

Portland, Oregon 97205

(Address of Principal Executive Offices)

(503) 226-3440

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On April 13, 2009, the Board of Directors of McCormick & Schmick’s Seafood Restaurants, Inc. (the “Company”) amended and restated the bylaws of the Company. The amendments:

1. Clarify that existing provisions requiring a stockholder to give advanced notice to the Company of proposals to be raised by the stockholder for a vote at an annual meeting of stockholders is not limited to proposals the stockholder wishes the Company to include in its proxy statement (Section 1.4(a)(1)).

2. Alter the deadline for submission of stockholder proposals to the Company for consideration at an annual meeting of stockholders so that it is no later than 90 days, and no earlier than 120 days, before the first anniversary of the preceding year’s annual meeting (Section 1.4(a)(2)).

3. Require that a stockholder proposing a matter to be considered at a meeting of stockholders provide additional information to the Company regarding (a) her/his or its direct or indirect ownership interests in the Company, including ownership of derivative securities, and (b) any nominee for election to the board of directors (Section 1.4(c)).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of McCormick & Schmick’s Seafood Restaurants, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McCormick & Schmick’s Seafood Restaurants, Inc.

By	/s/ Emanuel N. Hilario
Emanuel N. Hilario
Chief Financial Officer

Date: April 16, 2009